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                                                                    EXHIBIT 99.1


                                  CERTIFICATION

The undersigned hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                   NORTH BANCORP, INC.


                                   By:  /s/ William A. Kirsten
                                      -----------------------------------------
                                      President, Chief Executive Officer and
                                      Chief Financial Officer



May 14, 2003